UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

THE GORMAN-RUPP COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road, Mansfield, Ohio	44903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 755-1011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 1, 2022, The Gorman-Rupp Company (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) in connection with the closing of its acquisition of the fuel transfer business, including the Fill-Rite and Sotera brands (the “Acquired Business”) from Tuthill Corporation, for approximately $525 million (the “Purchase Agreement”).

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Initial Form 8-K, to include the non-statutory carve-out audited and unaudited historical financial statements of the Acquired Business required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial statements required by Item 9.01(b) of Form 8-K. Such information should be read in conjunction with the Initial Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the Acquired Business would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve. Except as described above, all other information in the Initial Form 8-K, remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The non-statutory carve-out historical audited financial statements of the Acquired Business as of and for the years ended December 31, 2021 and 2020 are attached hereto as Exhibit 99.1 to this Form 8-K/A.

The non-statutory carve-out historical unaudited financial statements of the Acquired Business as of and for the three-months ended March 31, 2022 and 2021 are attached hereto as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The pro forma combined financial information of the Company and the Acquired Business as of and for the three-months ended March 31, 2022 and for the year ended December 31, 2021 is attached hereto as Exhibit 99.3 to this Form 8-K/A.

(c) Exhibits

Exhibit Number	Description

23.1	Consent of RSM US LLP

99.1	Historical audited financial statements of the Acquired Business as of and for the year ended December 31, 2021 and 2020

99.2	Historical unaudited financial statements of the Acquired Business as of and for the three-months ended March 31, 2022 and 2021

99.3	Unaudited pro forma combined financial information of the Company and the Acquired Business as of and for the three-months ended March 31, 2022 and for the year ended December 31, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2022

THE GORMAN-RUPP COMPANY

By:	/s/ Brigette A. Burnell
Name:	Brigette A. Burnell
Title:	Executive Vice President, General Counsel and Corporate Secretary